UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 March 21, 2007
                                 --------------
                Date of report (Date of earliest event reported)

                       Universal Insurance Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                         000-20848             65-0231984
--------------------------------   ------------------------  -------------------
  (State or other jurisdiction     (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)

       1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:        (954) 958-1200
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


     On March 21, 2007, Universal Insurance Holdings, Inc. (the "Company") and Bradley I. Meier, the Company's President and Chief Executive Officer, entered into an amendment to Mr. Meier's employment agreement. Under the amendment, Mr. Meier's annual performance-based bonus shall be contingent upon the Company's shareholders approving the use of pre-tax income as an appropriate measure of bonus compensation, and any such bonus paid shall be paid by December 31 of the year following the year in which it was earned. The Company's Compensation Committee unanimously approved the amendment.

     On March 21, 2007, the Company and Sean P. Downes, Senior Vice President and Chief Executive Officer of the Company, entered into an amendment to Mr. Downes' employment agreement. Under the amendment, Mr. Downes' annual performance-based bonus shall be contingent upon the Company's shareholders approving the use of pre-tax profits as an appropriate measure of bonus compensation, and any such bonus paid shall be paid by December 31 of the year following the year in which it was earned. The Company's Compensation Committee unanimously approved the amendment.


ITEM 5.02   COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     (e) The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02(e).


ITEM 9.01   EXHIBITS

     (d)    Exhibits

            10.1 Amendment to Employment Agreement of Bradley I. Meier dated March 21, 2007
            10.2 Amendment to Employment Agreement of Sean P. Downes dated March 21, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





Date:  March 21, 2007              UNIVERSAL INSURANCE HOLDINGS, INC.


                                   By: /s/ Bradley I. Meier
                                       -----------------------------------------
                                           Bradley I. Meier
                                           President and Chief Executive Officer